SCHEDULE 14C INFORMATION
                 Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934
                                (Amendment No. )


     Check the appropriate box:
     [x]  Preliminary Information Statement
     [ ]  Confidential, for Use of the Commission
          Only (as permitted by Rule 14c-5(d)(2))
     [ ]  Definitive Information Statement


                           New Generation Foods, Inc.
                (Name of Registrant As Specified In Its Charter)

     Payment of Filing Fee (Check the appropriate box):

     [x]  No fee required.
     [ ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     1) Title of each class of securities to which transaction applies:

     2) Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4) Proposed maximum aggregate value of transaction:

     5) Total fee paid:

     [ ]  Fee paid previously with preliminary materials.
     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

     2) Form, Schedule or Registration Statement No.:

     3) Filing Party:

     4) Date Filed:

The Company intends to release copies of this Information Statement to Securityholders on April 20, 1999.

                        PRELIMINARY INFORMATION STATEMENT
             FOR FILING WITH THE SECURITIES AND EXCHANGE COMMISSION

                           [NGF/CREDITRISKMONITOR.COM]



                                                  April 20, 1999


Dear Stockholder:

     As you will note from this letterhead, New Generation Foods, Inc. is now CreditRiskMonitor.com, providing credit information services to its subscribers utilizing the Internet.

     In this package, we have enclosed an Information Statement describing the change of our corporate name to "CreditRiskMonitor.com, Inc." along with changes to the Company's Restated Articles of Incorporation and By-Laws and the adoption of the Company's 1998 Long-Term Incentive Plan.

     We have also enclosed for your information a copy of the Company's Annual Report on Form 10-KSB for 1998, as filed with the Securities and Exchange Commission on March 31, 1999.

     We would like to use the opportunity this corporate name change provides to exchange as many outstanding stock certificates as possible for new certificates which will reflect the new name of CreditRiskMonitor.com, Inc. and the new CUSIP number which will be assigned to our company's stock certificates. Over the past fifteen years, the company's stock underwent several splits and reverse splits so that the stock certificate(s) in your possession may not accurately reflect your actual share holdings.

WE URGE YOU TO SEND IN YOUR SHARE CERTIFICATES FOR REISSUANCE.

     To submit your certificate, please send the original certificate, with the signed and dated exchange request enclosed to:

          American Stock Transfer & Trust Co.
          40 Wall St. 46th Floor
          New York, NY 10005
          Att: Transfer Department
          New Generation Foods/CreditRiskMonitor.com

     For safety of your valuable document(s) please consider certified or registered mail.

     New certificates will be sent out after the completion of the company name change, which will take place on or about May 11, 1999.

     Thank you for your  cooperation  and we hope that you will enjoy being part
of   the    Internet-based    credit    information    service    business    of
CreditRiskMonitor.com.


                                        Very truly yours,



                                        NEW GENERATION FOODS, INC.
                                        d/b/a CreditRiskMonitor.com


                                        By:
                                           ------------------------------------
                                           Jerome S. Flum
                                           Chairman and Chief Executive Officer

Encl.

To:        American Stock Transfer & Trust Co.
           40 Wall St.  46th Floor
           New York, NY 10005

           Att: Transfer Department
           New Generation Foods/CreditRiskMonitor.com


Dear Transfer Agent:

Enclosed you will find share certificates owned by the undersigned stockholder in New Generation Foods, Inc.

Please exchange the enclosed certificates for the correct number of shares of CreditRiskMonitor.com, Inc.

The new certificates should be sent to the undersigned at the address of record or at the changed address set forth below.

Thank you very much.



                                        ----------------------------------------
                                        Signature of Stockholder as shown on the
                                        Certificate   (reflect  any   applicable
                                        fiduciary status such Trustee, corporate officer)


                                        ----------------------------------------
                                        Signature of co-owner, if applicable



                                        ----------------------------------------
                                        Date


                                        Address of record:
                                        Check here if address has changed [ ]

                                        ----------------------------------------

                                        ----------------------------------------

                                        ----------------------------------------



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



                        PRELIMINARY INFORMATION STATEMENT
             FOR FILING WITH THE SECURITIES AND EXCHANGE COMMISSION



                           NEW GENERATION FOODS, INC.
                           d/b/a CreditRiskMonitor.com

                                   ----------

                       web site: www.CreditRiskMonitor.com

                    INFORMATION STATEMENT IN CONNECTION WITH
                         WRITTEN CONSENT OF STOCKHOLDERS

                                   ----------

             WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED
                             NOT TO SEND US A PROXY

                                 April 20, 1999


     A written consent in lieu of a Special Meeting of Stockholders of New Generation Foods, Inc., d/b/a CreditRiskMonitor.com, a Nevada corporation (the "Company"), has been obtained from the stockholders and will become effective Tuesday, May 11, 1999 for the following purposes:

     (1) To approve an Amended and Restated Certificate of Incorporation of the Company which will:

     (a) Change the name of the Company to "CreditRiskMonitor.com, Inc.";

     (b) Revoke descriptions of preferences for the Company's Series A, Series B and Senior Preferred Stock (all shares of which have been redeemed or converted to Common Stock) and retain only the existing authorization for up to 5,000,000 shares of Preferred Stock, the particular designations, powers, preferences and rights of which may be determined by the Board of Directors from time to time.

     (2) To approve the Company's new 1998 Long-Term Incentive Plan; and

     (3) To amend the Company's By-Laws to permit election of members of the Board of Directors by written consent of the stockholders.


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




     The Board of Directors has fixed the close of business on March 17, 1999 as the record date for determination of (1) the number of shares of Common Stock outstanding and (2) the stockholders who shall receive notice of action taken by written consent of the holders of the majority of the outstanding Common Stock of the Company.

     As of the record date, the Company had outstanding 5,300,129 shares of Common Stock, par value $.01 per share, of which the holders of 3,910,353 shares, constituting at least 73.78% had executed consents to the above referenced actions, which action will become effective on or about May 11, 1999.

     Flum Partners, the owner of 71.64% of the outstanding Common Stock of the Company, has executed a written consent to each of the above referenced actions. Flum Partners is a limited partnership of which Jerome S. Flum, Chairman and President of the Company, is sole general partner. Mr. Flum, who owns or controls 3,910,353 shares of such Common Stock, including the shares of Flum Partners, has also executed a written consent to each of the above-referenced actions.


                                   By Order of the Board of Directors


                                   Lawrence Fensterstock, Assistant Secretary


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



                           NEW GENERATION FOODS, INC.
                           d/b/a CreditRiskMonitor.com
                            2001 Marcus Avenue, W290
                        Lake Success, New York 11042-1011
                       web site: www.CreditRiskMonitor.com

This Information Statement is being mailed to stockholders on or about April 20, 1999.

                                   ----------

                              INFORMATION STATEMENT

                                   ----------

     This statement is furnished to notify stockholders of the receipt by the Board of Directors of New Generation Foods, Inc., d/b/a CreditRiskMonitor.com, a Nevada corporation (the "Company"), of written consents in lieu of a Special Meeting of Stockholders of the Company to the matters described herein from the holders of a majority of the outstanding shares of Common Stock of the Company.

Consent Procedure

     Section 11 of the By-Laws of the Company (the "By-Laws") and Section 78.320 of the Nevada Revised Statutes ("NRS") provide that unless a different vote is set forth, the holders of a majority of the voting power of the "Company Shares" (a term which includes all voting stock) issued and outstanding and entitled to vote at any Annual or Special Meeting may act by written consent and that notice of the action shall be sent to all stockholders of the Company. Pursuant to these provisions, the holders of a majority of the voting power of the Company's Shares may therefore act in writing to adopt the Amended and Restated
Certificate of Incorporation, the 1998 Long-Term Incentive Plan and the Amendment to the By-Laws described herein.

     Stockholders of record at the close of business on March 17, 1999 were counted for the purpose of determining what number of shares constituted a majority and the names and addresses of those stockholders who should receive notice of the consent. On that date, the only Company Shares outstanding were 5,300,129 shares of Common Stock, par value $.01 per share ("Common Stock"), including 1,300,000 shares sold to Investors in the Company's December 1998 Private Placement, which closed on January 19, 1999 (the "1998 Private Placement"), each of which was entitled to one vote.

     Flum Partners, an investment holding company, owns 3,797,128 shares of Common Stock, including 3,598,299 shares of Common Stock issued as a result of the January 20, 1999 exercise of its conversion rights as holder of the Company's Senior Preferred Stock, par value $.01 per share ("Senior Preferred Stock"). Jerome S. Flum, Chairman, President and a director of the Company, is the sole general partner of Flum Partners and has sole voting and dispositive power with respect to the Company Shares owned by Flum Partners. Including the Flum Partners shares, Mr. Flum owns or controls 3,910,353 Company Shares, representing in the aggregate 73.78% of the votes entitled to be cast at a Meeting of Stockholders.

     Flum Partners and Jerome S. Flum have each provided to the Board of Directors their written consent to the actions described in this Information Statement. The action having been approved by the holders of a majority of the Company Shares outstanding, no other stockholder consents were solicited.

Cost of Consents and Distribution of Information Statements

     The cost of obtaining written consents and the distribution of Information Statements will be borne by the Company. In addition to mailings of this Information Statement, arrangements have been made for brokers and nominees to send Information Statements to their principals, and the Company will reimburse them for their reasonable expenses in doing so. The Company's transfer agent, American Stock Transfer & Trust Company, will distribute the Information Statements to Stockholders of record, brokers and nominees. The fees for the services of the transfer agent are included in the monthly fees paid by the Company; however, the Company will reimburse the transfer agent for its reasonable out-of-pocket expenses incurred in connection with providing mailing services.

                     ACTION 1. AMENDMENT AND RESTATEMENT OF
                               ARTICLES OF INCORPORATION.

General Description

     The Board of Directors and the holders of a majority of the outstanding Company Shares acting by written consent have approved a proposal to Amend and Restate the Company's Restated Articles of Incorporation to (i) change the name of the Company from New Generation Foods, Inc. to "CreditRiskMonitor.com, Inc.";
(ii) to eliminate the authority to issue shares of the Company's Series A, Series B and Senior Preferred Stock; and (iii) to incorporate prior amendments to the Restated Articles of Incorporation.

     The full text of the Amended and Restated Articles of Incorporation (the "Amendment") is included as Appendix A to this Information Statement. The Amendment will become effective upon filing with the Secretary of State of Nevada, which will occur on or about May 11, 1999.

Amendment to Change the Corporate Name

     The applicable text of the Board and stockholder resolutions to amend Article "First" of the Company's Restated Certificate of Incorporation to change the corporate name resolution is as follows:

     RESOLVED, that this Company shall adopt and file Amended and Restated Articles of Incorporation, in the form annexed as Exhibit "A" to this resolution, which Amendment and Restatement shall incorporate prior amendments to the Restated Articles of Incorporation and shall make the following substantive amendments:

     Article "First" of the Company's Restated Articles of Incorporation is amended to read in its entirety as follows:

          "FIRST. The name of this corporation is CreditRiskMonitor.com, Inc."

     In the judgement of the Board of Directors, the change of corporate name is desirable in view of the change in the character of the business of the Company resulting from its January 19, 1999 acquisition of the CreditRiskMonitor.com ("CRM") business previously owned by Market Guide Inc. This acquisition was part of a strategic corporate program to move the Company into a new business in an area with a high growth potential.

     The Company filed assumed name certificate(s) entitling it to do business under the name "CreditRiskMonitor.com" and uses the name "CreditRiskMonitor.com" in its credit monitoring business. The new name will now be used in its communications with stockholders and the investment community, including the change of its stock designation on the NASD Electronic Bulletin Board and in any additional listings.

     Accompanying this Information Statement is a letter from the Company requesting that stockholders exchange their outstanding stock certificates for new certificates reflecting the new name of the Company.

     Approval of the proposal required the vote of the Board of Directors plus the affirmative vote of the holders of a majority of the voting power of the Company Shares entitled to vote at an annual meeting. The name change becomes effective upon filing of the Amendment with the Secretary of the State of Nevada, which filing is expected to take place on or about May 11, 1999.

Amendment to Eliminate Series A, Series B and Senior Preferred Stock of the Company

     In order to simplify the Company's Articles of Incorporation, the Board of Directors adopted a proposal, which was approved by written consent of the holders of a majority of the voting power of the Company Shares, to eliminate from the Company's Restated Articles the Designations of Preferences for the Company's Series A and Series B Cumulative Convertible Voting Preferred Stock and its Senior Preferred Stock. These designations apply to series of Preferred Stock which are no longer outstanding and which the Company has no intent to reissue.

     Under the Company's Articles of Incorporation, 5,000,000 shares of Preferred Stock are authorized and may be issued in series, each series to contain such designations, preferences, and relative, participating, optional or other special rights, or qualifications, restrictions or limitations thereof as is determined by the Board of Directors. A total of 2,333,333 shares of Series A Cumulative Convertible Voting Preferred Stock ("Series A"), 310,000 shares of Series B Cumulative Convertible Voting Preferred Stock ("Series B") and 1,100,000 shares of Senior Preferred Stock ("Senior Preferred") were issued, all to Flum Partners.

     Under the terms of the Series A and Series B, a sale or transfer of substantially all of the assets of the Company was deemed to be a liquidation, dissolution or winding up of the Company for the purposes of determining the payment of the liquidation preference of the Series A and Series B to the holders thereof. Accordingly, upon consummation of the sale of substantially all of the Company's assets in October 1993, the holders of the Series A and Series B became entitled to receive payment of their liquidation preference.

     In November 1997, the Company received a letter from Flum Partners, the holder of the Series A and Series B, demanding payment of the liquidation preferences and accrued dividends relative to those shares. The total amount payable pursuant to this demand was approximately $2,959,000. The Board of Directors, on November 18, 1997, approved settlement of this demand by issuing 1,100,000 shares of Senior Preferred, and paying $1,800,000 in cash, among other settlement terms, to Flum Partners.

     Each share of Senior Preferred was convertible into Common Stock based upon a ratio using an initial conversion price of $0.3057 per share. At December 31, 1998, the Senior Preferred was convertible in the aggregate into 3,598,299 shares of Common Stock.

     On January 19, 1999, the Company completed a private placement of 1,300,000 shares of Common Stock to approximately 25 "accredited investors" at a purchase price of $2.50 per share, for gross proceeds of $3,250,000. As a condition to the private placement, the holder of the Senior Preferred converted all of its 1,100,000 shares into 3,598,299 shares of Common Stock on January 20, 1999. Certificates for the shares sold in the private placement and the conversion shares will be issued upon filing of the Amendment.

     As a result of the foregoing transactions, no shares of the Series A and Series B or of the Senior Preferred are currently outstanding. The Company has no plan to reissue any shares of Series A, Series B or Senior Preferred. In the event the Board determines to issue additional shares of Preferred Stock in the future, it will determine the appropriate rights, privileges and preferences of each series of Preferred Stock at the time of issuance. Accordingly, it will have the most flexibility to make these determinations if all of the 5,000,000 shares of Preferred Stock now authorized are not limited to the terms of any specific series no longer outstanding.

     The Amendment eliminating the above Designations and retaining the provision allowing the Company's Board of Directors to issue up to 5,000,000 shares of Preferred Stock, par value $.01 per share, with such series, designations and preferences which may be fixed from time to time by the Board of Directors, will become effective upon filing with the Secretary of State of Nevada on or about May 11, 1999.

Other Changes

     The filing of the Amendment will result in the amendment and restatement of the Restated Articles of Incorporation in its entirety to reflect the foregoing substantive changes as well as several non-substantive, ministerial changes as contained in Appendix A. These changes change the Company's primary purpose to the provision and sale of information products, eliminate the names and addresses of the original incorporators of the Company, reflect the fact that the Articles of Incorporation have been amended and restated, renumber certain Articles, eliminate certain defined terms which are no longer necessary, and correct misnumberings and misspellings.

              ACTION 2. ADOPTION OF 1998 LONG-TERM INCENTIVE PLAN.


     The Board of Directors adopted the 1998 Long-Term Incentive Plan (hereinafter referred to as the "Plan") on August 26, 1998, subject to approval by the stockholders. The holders of the majority in voting interest of the Company Shares have approved the Plan by written consent effective May 11, 1999. The following summary of the Plan is qualified in its entirety by the text of the Plan, which is attached hereto as Appendix B.

     As approved by the stockholders, the Plan will provide management with a vehicle in which to grant stock options, stock appreciation rights, restricted stock and similar long term equity based incentives to key employees, consultants and non-employee directors of the Company in order to offer those persons valuable to the Company a stake in the growth and performance of the Company and to provide an incentive to contribute to the Company's future success. The Plan provides the authority to grant options or shares up to a total of 1,500,000 shares of Common Stock. As of the date hereof, options to purchase approximately 712,000 shares have been granted by the Board of Directors, pursuant to, and contingent upon stockholder approval of, the Plan. The Plan will terminate on the tenth anniversary of the date of the Plan, or at such earlier time as the Board of Directors may determine.

Administration and Eligibility

     The Plan will be administered by the Board of Directors of the Company or a Committee designated by the Board to administer the Plan (the "Committee"), which Committee shall be constituted in such a manner as to permit the Plan to comply with Paragraph D of Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Act"). The administrator will have authority to determine which employees (including officers), non-employee directors and non-employee consultants will be granted options, stock appreciation rights and/or restricted stock and in what amounts. The Plan provides for the grant of both "Incentive Stock Options" ("ISOs") and "Non-Qualified Stock Options," Stock Appreciation Rights ("SARs") and stock awards, as described below. No monetary consideration will be received by the Company in connection with the grant of any options or award under the Plan. As of the date hereof, approximately 19 persons were eligible to participate in the Plan, including non-employee directors.

Stock Options and Stock Appreciation Rights

     ISOs, which provide certain tax benefits described below, may only be granted to Company employees, including employees who may also be officers, directors and stockholders. Non-Qualified Stock Options may be granted to non-employee directors and consultants, as well as to employees. Each option shall be granted within ten years of the effective date of the Plan. ISOs granted under the Plan are subject to various restrictions including the restriction that the exercise price shall not be less than the fair market value of the Shares on the date on which the option is granted (hereinafter "FMV"), or 110% of FMV if the employee, immediately before the grant, owns more than 10% of the total combined voting power of the Company Shares.

     The term of any ISO (and any SAR issued in conjunction with an ISO) may not exceed ten (10) years and may not exceed five (5) years if the employee owns more than ten (10%) percent of the total combined voting power of the Company Shares immediately before the grant;

the shares may not be disposed of for a period of two (2) years from the date of grant and for a period of one (1) year after the transfer of such shares to the employee; and at all times from the date of grant and ending on the date three
(3) months before the date of exercise, an employee shall be employed by the Company, unless employment is terminated because of disability, in which case such disabled employee shall be employed from the date of grant to a year preceding the date of exercise.

     If the former employee dies during an eligible period of retirement or disability, unexpired options may be exercised up to one year after death. The options may be subject to a vesting formula.

     SARs grant an employee or consultant the right to receive cash or other stock compensation equal in value to the difference between the FMV of the Company's stock between the date of grant and the date of exercise. No cash must be paid by the employee at exercise. SARs may be granted "in tandem" with stock options or "free standing." Any tandem SAR related to an ISO must be granted at the same time as the option and be subject to the same stock price requirements and other terms. Upon exercise of a tandem SAR or the related stock option, the corresponding stock option or tandem SAR shall terminate.

Restricted Stock, Bonus Stock and Performance Shares

     The Plan provides for the award by the Company of stock awards to employees, consultants and non-employee directors, which may be restricted stock, subject to a restriction period and/or performance measures, bonus stock, which is not subject to any restriction period or performance measures and/or "performance shares" which are the right to receive one share of Common Stock (which may be restricted stock) or the cash equivalent, contingent upon the attainment by the Company of specific performance measures during a designated period. An employee who receives an award must remain an employee through the restriction or performance period, as applicable.

Vesting and Exercise

     The individual option and other agreements for employee and non-employee grantees provide for the exerciseability of the Options, and for any vesting or performance requirements for the various awards.

     Except for ISOs, the Committee has the discretion to determine the extent to which the holder of each stock option, SAR or performance share award (or his estate) shall have the right to exercise the option or SAR following termination of service based on the reasons for termination of service and other relevant factors and can determine whether restrictions on restrictive stock will lapse under certain circumstances.

Change in Control

     Upon the occurrence of a change in control, outstanding options and other awards will terminate unless the Board elects to accelerate vesting or the options or awards are otherwise assumed or substituted by the successor company, provided that the options or awards will vest as to certain percentages of the total in accordance with a formula based on the valuation of the Company upon a change in control occurring at any time after the second anniversary of the date of grant.

Amendment; Termination

     The Board of Directors of the Company may at any time and from time to time amend the Plan without the approval of the stockholders of the Company. The Board may not, however, without stockholder approval, increase the aggregate number of shares of stock which may be sold pursuant to Options or other incentives granted or expand or change the class of persons eligible to participate in the Plan, change the Plan so as to invalidate the ISO eligibility or extend the term of the Plan. No amendment may impair the rights of a holder of an outstanding award without the consent of such holder.

     The Plan becomes effective on approval by the stockholders and shall terminate ten years after its effective date unless terminated earlier by the Board. No award may be made later than ten years after the effective date of the Plan.

Federal  Income Tax  Treatment of Stock  Awards,  SARs and  Non-Qualified  Stock
Options

     The value of restricted stock is taxable as ordinary income to the recipient when the restrictions lapse; the value of bonus stock is taxable as ordinary income when the award is made; and the value of performance shares is taxable as ordinary income when the performance measures have been met with respect to such shares; in each case the Company is allowed a corresponding deduction. Upon a later sale of the stock, the holder will realize capital gain or loss equal to the difference between the selling price and the value of the stock at the time the option was granted.

     In general, the optionee of Non-Qualified Stock Options will realize ordinary income when the option is exercised equal to the excess of the value of the stock over the exercise price (i.e., the option spread) and the Company is allowed a corresponding deduction. Upon a later sale of the stock, an optionee will realize capital gain or loss equal to the difference between the selling price and the value of the stock at the time the option was exercised.

     The value of an SAR is taxed to the recipient when the award is received; the Company is allowed a corresponding deduction.

Federal Income Tax Treatment of ISOs

     Generally, the recipient of ISOs does not realize any taxable income either at the time of grant or exercise, and the Company is not entitled to a deduction either at the time of grant or at the time of exercise of ISOs, provided that the participant was an employee of the Company at all times during the period beginning on the date of grant and ending three months prior to the date of exercise and does not sell the shares within two years from the date of grant and one year from the date the shares are issued to the participant upon exercise. At the time of ultimate sale following the applicable holding periods, the participant will receive income taxable at capital gains rates on the excess of the sale price over the ISO exercise price. If a participant sells such shares prior to the expiration of the applicable holdings periods, the participant will realize ordinary income at that time in an amount equal to (a) the excess of the FMV of the shares on the date of exercise over the ISO exercise price or (b) if the sale is for less than the FMV at the date of exercise, the gain realized on the sale, and the Company will be entitled to a deduction equal to the amount of such ordinary income. Such participant will realize income taxable at capital gains rates on any excess of the sale price over the FMV on the date of exercise.

     An amount with respect to an ISO may be included in a participant's alternative minimum taxable income at the time of exercise for purposes of determining whether the alternative minimum tax for noncorporate taxpayers will be imposed on the participant for a given year.

Withholding Tax

     With respect to any payments made to a participant, the Company has the right to withhold in cash or shares of Common Stock any taxes required by law to be withheld because of such payments.

Determinable Benefits

     The table below sets out as of December 31, 1998, the benefits or amounts under the 1998 Plan that will be received by or allocated to the Chief Executive Officer of the Company, each identified executive officer at the date hereof, all current executive officers as a group, all current directors who are not executive officers as a group and all employees, including all current officers who are not executive officers, as a group.

================================================================================
                                NEW PLAN BENEFITS
                          1998 Long-Term Incentive Plan
--------------------------------------------------------------------------------
   Name and Position               Dollar Value(1)               Number of Units
--------------------------------------------------------------------------------
Jerome S. Flum, Chairman,                 0                            0
President and CEO
--------------------------------------------------------------------------------
Lawrence Fensterstock,                   (1)                        150,000
Senior Vice President and
Assistant Secretary
--------------------------------------------------------------------------------
Executive Group                                                     150,000
(one person)
--------------------------------------------------------------------------------
Non-Executive Directors                                              72,000
--------------------------------------------------------------------------------
Non-Executive Officer                                              380,500(2)
Employee Group
================================================================================

(1) All awards  made under the Plan to date are both  restricted  as to exercise
date  and  based  on   performance   criteria  and  the  dollar  value  is  thus
unascertainable at the date hereof.

(2) See the description of awards under "Compensation Pursuant to Stock Option Plans" for a complete listing of all stock-based compensation under the Plan which was awarded during the Company's last fiscal year. Options to purchase an additional 105,000 shares were awarded to new employees during 1999.

               ACTION 3. TO AMEND THE COMPANY'S BY-LAWS TO PERMIT
                         ELECTION OF DIRECTORS BY WRITTEN CONSENT.

Amendment of the By-Laws to Permit the Election of Company Directors by Written Consent

     The Board of Directors of the Company has voted to amend the Company's By-Laws to permit the shareholders to elect directors, as well as take any and all other actions which might be taken by shareholders at a meeting, by written consent, without a meeting. This resolution has been approved by written consent of the holders of a majority of the Company Shares entitled to vote thereon and will take effect by its terms on May 11, 1999.

     The text of the resolution reads as follows:

     RESOLVED that the Board of Directors, upon approval of the Stockholders, acting by written consent, amends Section 11 of the Company's By-Laws to read as follows:

          "11. Action Without Meeting. Except as provided below or by the Articles of Incorporation, any action which may be taken at a meeting of shareholders may be taken without a meeting and without prior notice if a consent in writing setting forth the action so taken is signed by the holders of outstanding shares having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote on such action were present and voted. Unless the consents of all shareholders entitled to vote have been solicited in writing, the corporation shall give, to those shareholders entitled to vote who have not consented in writing, a prompt written notice of the taking of any action approved by shareholders without a meeting."

     This  amendment  deletes the phrase  "except  election of  directors"  from
Section 11 of the Company's By-Laws previously in force and allows the shareholders to elect directors, as well as to take all other actions, by written consent and without a meeting. It also changes the term "a written notice given promptly" to "prompt written notice."

     Section 27 of the By-Laws permits amendment of any By-Law by the affirmative vote of a majority of the outstanding shares entitled to vote, which action may be taken by written consent, or by the Board of Directors.

     NRS 78.320 permits the taking of any action by shareholders of a Nevada corporation by written consent, without a meeting, unless it is prohibited by the Certificate of Incorporation or the By-Laws.

     While the Company intends to hold annual meetings of stockholders, at which directors would be elected, from time to time, it may not choose to do so in every year. The By-Law amendment enables directors to be elected by the shareholders without the time and expense required to convene a shareholder meeting, should the Board determine that it is in the Company's best interest to do so.

     The Board of Directors plans, at a meeting, to fill a seat on the Board which is now vacant with a representative of the Investors in the Company's 1998 Private Placement. The ByLaws, as currently drawn, permit this replacement by Board action. The ability of the Board members to fill vacant Board seats without action by shareholders will not be changed by this By-Law Amendment.

           SECURITY HOLDINGS OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

     The following table sets forth as of March 22, 1999 information regarding the beneficial ownership of the Company's voting securities (i) by each person who is known to the Company to be the owner of more than five percent of the Company's voting securities, (ii) by each of the Company's directors, and (iii) by all directors and executive officers of the Company as a group. Except as indicated in the following notes, the owners have sole voting and investment power with respect to the shares:

================================================================================
                                                                 PERCENTAGE OF
                                      NUMBER OF SHARES            OUTSTANDING
   NAME                              OF COMMON STOCK(1)           COMMON STOCK
--------------------------------------------------------------------------------
Flum Partners(2)                       3,797,128(3)                 71.62%
--------------------------------------------------------------------------------
Jerome S. Flum(1)                      3,910,353(4)                 73.75%
--------------------------------------------------------------------------------
Richard J. James(1)                        1,000                       --*
--------------------------------------------------------------------------------
Leslie Charm(1)                            1,000                       --*
--------------------------------------------------------------------------------
All directors and officers              3,912,353(4)                73.79%
(as a group (4 persons))
================================================================================
*less than 1%

----------
(1) Does not give effect to (a) the issuance of options to purchase up to 638,000 shares of Common Stock granted or to be granted to ten officers, employees and consultants, (b) options to purchase 150,000 shares granted to Mr. Flum pursuant to the 1992 Incentive Stock Option Plan of the Company, and (c) options to purchase an aggregate of 36,000 shares granted to each of the other directors. All of the foregoing options are not exercisable within sixty days. Includes 2,000 shares of Common Stock issued to Flum Partners in consideration of loans to the Company. Includes options to purchase 1,000 shares of Common Stock granted to each of the non-employee directors which are immediately exercisable.

(2) The sole general partner of Flum Partners is Jerome S. Flum, Chairman of the Board, President and Chief Executive Officer of the Company.

(3) Includes 3,598,299 shares of Common Stock issued upon the conversion on January 20, 1999 of the Senior Preferred Stock owned by Flum Partners.

(4) Includes 3,797,128 shares owned by Flum Partners, of which Mr. Flum is the sole general partner which are also deemed to be beneficially owned by Mr. Flum because of his power, as sole general partner of Flum Partners, to direct the voting of such shares held by the partnership. Mr. Flum disclaims beneficial ownership of the shares owned by Flum Partners. The 3,910,353 shares of Common Stock, or 73.75% of the outstanding shares of Common Stock (giving effect to the Senior Preferred Stock conversion and the issuance of stock to Investors in the 1998 Private Placement) may also be deemed to be owned, beneficially and collectively, by Flum Partners and Mr. Flum, as a "group", within the meaning of
Section 13(d)(3) of the Act. Does not include options to purchase 150,000 shares granted to Mr. Flum under the 1992 Incentive Stock Option Plan.

                                   MANAGEMENT

Directors and Executive Officers

     The following table sets forth certain information with respect to the directors and executive officers of the Company and the period such persons held their respective positions with the Company.

=====================================================================================================
     Name                      Age                Position Held With             Officer or Director
                                                      The Company                       Since
-----------------------------------------------------------------------------------------------------
Jerome S. Flum                  58           Chairman of the                             1983
                                             Board/President/
                                             Chief Executive
                                             Officer
-----------------------------------------------------------------------------------------------------
Lawrence                        48           Senior Vice                           January 20, 1999
Fensterstock                                 President
-----------------------------------------------------------------------------------------------------
Richard J. James                59           Director                                    1992
-----------------------------------------------------------------------------------------------------
Leslie Charm                    55           Director                                    1994
=====================================================================================================

Executive Compensation

     The following table shows, for the fiscal years ended December 31, 1998, 1997 and 1996, the compensation of the Chief Executive Officer. The Company had no other executive officers during that period. The table also shows the compensation of the Company's Senior Vice President, Lawrence Fensterstock, who is an executive officer and would have been listed in the table if he had held that position at the end of 1998. Mr. Fensterstock was named as Senior Vice President and Assistant Secretary of the Company effective January 20, 1999.

========================================================================================================
                                       SUMMARY COMPENSATION TABLE
--------------------------------------------------------------------------------------------------------
                                            Annual
                                        Compensation(2)                    Long Term Compensation
--------------------------------------------------------------------------------------------------------
                                                                    Number of
    Name and Principal                                              Securities              All Other
        Positions                Year          Salary            Underlying Options        Compensation
--------------------------------------------------------------------------------------------------------
Jerome S. Flum,                  1998         $ -0-(1)               150,000                   None
Chairman, President              1997         $113,859
and Chief Executive              1996         $121,506
Officer
--------------------------------------------------------------------------------------------------------
Lawrence Fensterstock,           1998         N/A                    150,000                   None
Senior Vice President            1997         N/A
                                 1996         N/A
========================================================================================================

(1) Effective December 31, 1997 Mr. Flum's Employment Agreement was terminated. Beginning January 20, 1999, Mr. Flum is being compensated by the Company at the rate of $150,000 per annum, of which $90,000 per annum is being deferred until such time as the Company achieves cash flow breakeven or until the Company's Notes to Market Guide Inc. for the purchase of the CreditRisk Monitor business have been paid in full, whichever occurs sooner.

(2) No Bonus or other Annual Compensation was paid during the past three fiscal years.

Directors' Fees

     Commencing September 1994, non-employee directors receive $450 for each Board of Directors' meeting attended, up to a maximum payment of $1,800 per Director per calendar year. During 1998, non-qualified options to purchase 36,000 shares of Common Stock at purchase price of $.0001 per share were granted to each of the two non-employee directors.

Compensation Pursuant to Stock Option Plans

     The following table sets forth all stock options granted to the Company's Chief Executive Officer, who was the only executive officer during the last fiscal year and to the Company's Senior Vice President, who became an executive officer on January 20, 1999.

===================================================================================================================================
                                              OPTION/SAR GRANTS IN LAST FISCAL YEAR(1)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Grant
                                                               Individual Grants                                     Date
                                                                                                                     Value
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Percent of Total
                             Number of Securities      Options Granted to
                             Underlying Options        Employees in Fiscal      Exercise Basic      Expiration       Present
Name                         Amount (#)                Year                     Price ($/Sh)        Date             Value
-----------------------------------------------------------------------------------------------------------------------------------
Jerome S. Flum,              150,000                   100%                     $.00011(2)          8/25/2003        (3)
Chairman, President and
CEO
                                                                                                                     (5)
-----------------------------------------------------------------------------------------------------------------------------------
Lawrence Fensterstock,       150,000                   N/A                      $.00010(4)          8/25/2008        (3)(4)
Senior Vice President

                                                                                                                     (5)
===================================================================================================================================

(1) No stock appreciation rights were granted to the executive officers in fiscal 1998.

(2) Represents 110% of fair market value at date of grant.

(3) 75,000 of the options granted to Mr. Flum and all of the options granted to Mr. Fensterstock, are subject to performance based compensation as described below.

(4) Represents fair market value at date of grant. Mr. Fensterstock was a consultant to the Company during 1998 and was not an employee.

(5) All options are not exercisable until at least January 2002. The fair market value of one share of Company Common Stock at December 31, 1998 was $5.00.

     Pursuant to the 1992 Incentive Stock Option Plan of the Company, on August 26, 1998 Mr. Flum was granted incentive stock options to purchase 150,000 shares of Common Stock, exercisable until August 25, 2003, at a price of $.00011, constituting 110% of the fair market value of the Common Stock on the date of issuance.

     Non-Qualified Stock Options to purchase an aggregate of 530,500 shares of Common Stock were granted on August 26, 1998 and November 11, 1998 subject to Stockholder approval of the 1998 Long-Term Incentive Plan, exercisable for a ten-year term, including options to individuals who were employed as consultants to the Company in 1998 and became Company employees in 1999. All of the options were issued at exercise prices constituting the fair market price of the Common Stock on the respective grant dates, subject, however, to the Company's purchase of the CRM business, which occurred on January 19, 1999.

================================================================================
                                                             EXERCISE PRICE PER
      NAME                      NUMBER OF SHARES                   SHARE
--------------------------------------------------------------------------------
Lawrence Fensterstock                150,000                       $.0001
--------------------------------------------------------------------------------
Non-Officer                          380,500                       $.0001
Consultant/Employees
================================================================================

     Options to purchase an additional 72,000 shares of Common Stock were issued to non-employee directors.

     In order to minimize the risk of a change in ownership of the Company's stock which could limit the availability of the Company's net operating loss carryforwards or other federal income tax attributes, none of the options, including the options to non-employee directors, will vest or be exercisable, under any circumstances, prior to the expiration of three years from the closing of the 1998 Private Placement, unless accelerated in the sole discretion of the Company.

     All of the 530,500 options (including those granted to Lawrence Fensterstock) and 75,000 of the options granted to Mr. Flum may be exercised prior to their final two years only in installments upon the Company attaining certain specified gross revenue and pre-tax profit margin objectives as set forth in the table below, unless such objectives are modified in the sole discretion of the Board of Directors. In order to achieve the vesting of the applicable percentage of options at each level, both the minimum sales amount and the pre-tax operating margin tests for that level must be met.

=================================================================================================
                           MINIMUM ANNUAL
-------------------------------------------------------
                                      Pre-Tax Operating                              Cumulative
   Level         Gross Sales                Margin            Options Vested       Options Vested
-------------------------------------------------------------------------------------------------
     1            $3 Million                 20%                    6.7%                 6.7%
-------------------------------------------------------------------------------------------------
     2            $4 Million                 23%                    6.7%                13.4%
-------------------------------------------------------------------------------------------------
     3            $5 Million                 27%                   10.0%                23.4%
-------------------------------------------------------------------------------------------------
     4            $6 Million                 36%                   10.0%                33.4%
-------------------------------------------------------------------------------------------------
     5           $7.5 Million                39%                   13.3%                46.7%
-------------------------------------------------------------------------------------------------
     6            $9 Million                 42%                   13.3%                60.0%
-------------------------------------------------------------------------------------------------
     7           $11 Million                 45%                   16.6%                76.6%
-------------------------------------------------------------------------------------------------
     8           $14 Million                 48%                   16.6%                93.2%
-------------------------------------------------------------------------------------------------
     9           $17 Million                 48%                    6.8%               100.0%
=================================================================================================

     Notwithstanding that the objectives may not have been met in whole or in part, each of the foregoing performance-based options will vest in full on a date which is two years prior to the expiration date of the option or, in the event of a change in control, will vest in whole or in part according to a formula based on the value of the Company at the time of such change in control.

Compensation Policy

     The goals of the Company's executive compensation policy are to (i) attract and retain qualified executives and (ii) ensure that an appropriate relationship exists between executive pay and the creation of shareholder value. To achieve these goals, the Company's executive compensation policy will reward executives for long term strategic management and the enhancement of stockholder value by integrating annual base compensation with other forms of incentive compensation based upon corporate results and individual performance. Measurement of corporate performance will be primarily based on the level of achievement of Company goals and upon Company performance levels compared with industry performance levels.

     The Board of Director's Compensation Committee (the "Committee"), or the Board itself, if no Committee is appointed, will obtain compensation survey data where available for the promotional wholesale distribution industry and similar industries to be used as a guide to establish compensation levels to be competitive with and comparable to other companies in its industry group.

1999 Compensation Program

     Base Salary. The Board of Directors will review and approve all salary changes and stock option grants for executive officers. The Committee will base its approval of such salary changes on: (i) performance of the executive, (ii) Company performance, (iii) experience, and (iv) external salary surveys.

     Annual Incentive. The Company may use annual performance incentives to focus management on achieving financial and operating results. The Company may establish a bonus pool for executive officers for a particular year or years, from which bonuses will be paid at the discretion of the President and Senior Vice President upon approval of the Committee, except that bonuses awarded to the President and Senior Vice President will be at the discretion of the Board, based on the financial performance of the Company.

     Long Term Incentive. The primary purpose of the long term incentive compensation plan is to link management pay with the long term interests of stockholders. The Board will use stock options and other awards under the 1998 Long-Term Incentive Plan to achieve this link. The grant of options at 100 percent of the fair market value assures that executive officers will receive a benefit only when a stock price increases. In addition, most of the options granted during this initial period are tied to the performance of the Company.

     The amount of options granted is based on comparative data on the estimated value of long term compensation for other industry executives. In determining annual stock option grants, the Board will base its decision on the individual's performance and potential to improve stockholder value.

     In August and November 1998, certain executive officers of the Company, members of the Board of Directors and key consultants to the Company were awarded stock options pursuant to the Plan, subject to stockholder approval of the Plan. These options were made at the direction of the Board, and the options were granted at the market price of the Common Stock on the date of grant ($.0001 per share). The Board believes that options and other stock-based performance compensation arrangements are effective incentives for managers to create value for stockholders since the value of an option bears a direct relationship to the Company's stock price.

Conclusion

     The Board of Directors and the Committee believe that the quality and motivation of management make a significant difference in the long term performance of the Company. The Board of Directors and the Committee also believe that a compensation program which rewards performance that meets or exceeds high standards also benefits the stockholders, so long as there is an appropriate downside risk element to compensation when performance falls short of such standards. The Board of Directors and the Committee are of the opinion that the Company's management compensation program meets these requirements, has contributed to the Company's success, and is deserving of stockholder support.

                              CERTAIN TRANSACTIONS

     A detailed description of related party transactions during the past two years is contained in Part III of the Company's Annual Report on Form 10-KSB, which is being distributed with this Information Statement.

                            ANNUAL REPORT/FORM 10-KSB

     The Company does not plan to prepare a separate Annual Report to Shareholders of the Company for the year ended December 31, 1998. Instead, the Company will mail copies of its Annual Report on Form 10-KSB, as filed with the Securities and Exchange Commission on March 31, 1999, which includes audited financial statements, to stockholders with this Information Statement. Such Report is not incorporated in this Information Statement.

                        DOCUMENTS AVAILABLE UPON REQUEST

     A copy of the By-Laws is available upon written request and without charge, by first class mail or other equally prompt means. Such requests should be directed to the Office of the Senior Vice President, New Generation Foods, Inc. d/b/a CreditRiskMonitor.com, 2001 Marcus Ave., Suite W290, Lake Success, NY 11042-1011.

                              STOCKHOLDER PROPOSALS

     The Company does not plan to hold a 1999 Annual Meeting. If any stockholder desires to present a proposal for action at the Company's 2000 annual meeting, such proposal must be in compliance with applicable laws and Securities and Exchange Commission regulations and must be received by the Company on or prior to January 15, 2000.

                             SECTION 16 REQUIREMENTS

     Section 16(a) of the Act requires the Company's directors and officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission ("SEC"). Such persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file.

     Based solely on its review of the copies of such reports received by it with respect to fiscal 1998, or written representations from certain reporting persons, the Company believes that all filing requirements applicable to its directors, officers and persons who own more than 10% of a registered class of the Company's equity securities have been timely complied with, except for Jerome S. Flum who filed a Form 4 and 5 late and Flum Partners who filed a Form 4 and 5 late.

                                        By Order of the Board of Directors

                                                                      APPENDIX A
                                                                      ----------

                              AMENDED AND RESTATED

                            ARTICLES OF INCORPORATION

                                       OF

                          NEW GENERATION OF FOODS, INC.
           (changing the corporation's name to CreditRiskMonitor.com)


     The undersigned, the President and Assistant Secretary of NEW GENERATION FOODS, INC., a corporation organized and existing under and by virtue of the Nevada General Corporation law, DO HEREBY CERTIFY:

     FIRST: The undersigned are, respectively, the President and Assistant Secretary of NEW GENERATION FOODS, INC.;

     SECOND: The original Articles of Incorporation of NEW GENERATION FOODS, INC. (formerly RALSPICE, INC.) was filed with the Secretary of State of Nevada on February 25, 1977;

     THIRD: A certified copy of the Articles of Incorporation was filed with the Washoe County Clerk on March 2, 1977;

     FOURTH: Certificates of Amendment to Articles to Incorporation of NEW GENERATION FOODS, INC. were filed with the Secretary of State of Nevada on April 7, 1977, August 15, 1977, September 17, 1979, February 22, 1980, March 26, 1980,
and July 15, 1980; Restated Articles of Incorporation were filed July 15, 1980; Certificates of Amendment to Articles of Incorporation were filed December 9, 1980, September 8, 1987 and November 31, 1989; Certificates of Designation were filed on December 16, 1988, January 3, 1989, April 13, 1989, December 31, 1997; and two Certificates of Amendment of the Certificate of Designation filed on December 31, 1997, respectively, all of which were subsequently filed with the Washoe County Clerk.

     FIFTH: The Articles of Incorporation, as amended as of the date of this certificate of NEW GENERATION FOODS, INC. are herein amended and restated in their entirety:

          FIRST. The name of this corporation is CreditRiskMonitor.com.

          SECOND. Its principal office in the State of Nevada is located at One East First Street, Reno, Washoe County, Nevada 89501. The name and address of its resident agent is The Corporation Trust Company of Nevada, One East First Street, Reno, Nevada 89501.

          THIRD. The nature of the business, or objects or purposes proposed to be transacted, promoted or carried on are:

               To develop, provide, sell and distribute information products.

               To engage in any lawful activity and to manufacture, purchase or otherwise acquire, invest in, own, mortgage, pledge, sell, assign and transfer or otherwise dispose of, trade, deal in and deal with goods, wares and merchandise and personal property of every class and description.

               To hold, purchase and convey real and personal estate and to mortgage or lease any such real or personal estate with its franchises and to take the same by devise or bequest.

               To acquire, and pay for in cash, stock or bonds of this corporation or otherwise, the good will, rights, assets and property, and to undertake or assume the whole or any part of the obligations or liabilities of any person, firm, association or corporation.

               To acquire, hold, use, sell, assign, lease, grant license in respect of, mortgage, or otherwise dispose of letters patent of the United States or any foreign country, patent rights, licenses and privileges, inventions, improvements and processes, copyrights, trademarks and trade names, relating to or useful in connection with any business of this corporation.

               To guarantee, purchase, hold, sell, assign, transfer, mortgage, pledge, or otherwise dispose of the shares of the capital stock of or any bonds, securities or evidences of the indebtedness created by any other corporation or corporations of this state, or any other state or government, and, while owner of such stocks, bonds, securities or evidence of indebtedness, to exercise all the rights, powers and privileges or ownership, including the right to vote, if any.

               To  borrow  money  and  contract  debts  when  necessary  for the transaction of its business, or for the exercise of its corporate rights, privileges or franchises, or for any other lawful purpose of its incorporation; to issue bonds, promissory notes, bills of exchange, debentures, and other obligations and evidences of indebtedness, payable at a specified time or times, or payable upon the happening of a specified event or events, whether secured by mortgage, pledge, or otherwise, or unsecured, for money borrowed, or in payment for property purchased, or acquired, or for any other lawful objects.

               To purchase, hold, sell and transfer shares of its own capital stock, and use therefore its capital, capital surplus, surplus, or other property or funds; provided it shall not use its funds or property for the purchase of its own shares of capital stock when such use would cause any impairment of its capital; and provided further, that shares of its own capital stock belonging to it shall not be voted upon, directly or indirectly, nor counted as outstanding, for the purpose of computing any stockholders' quorum or vote.

               To conduct business, have one or more offices, and hold, purchase, mortgage and convey real and personal property in this state, and in any of the several states, territories, possessions and dependencies of the United States, the District of Columbia, and in any foreign countries.

               To do all and everything necessary and proper for the accomplishment of the objects hereinbefore enumerated or necessary or incidental to the protection and benefit of the corporation, and, in general, to carry on any lawful business necessary or incidental to the attainment of the objects of the corporation, whether or not such business is similar in nature to the objects hereinbefore set forth.

               The objects and purposes specified in the foregoing clauses shall, except where otherwise expressed, be in nowise limited or restricted by reference to, or inference from, the terms of any other clause in these articles of incorporation, but the objects and purposes specified in each of the foregoing clauses of this article shall be regarded as independent objects and purposes.

          FOURTH. The aggregate number of shares which this corporation shall have the authority to issue is Twenty-Five Million (25,000,000) shares of Common Stock of the par value of $.01 per share and Five Million (5,000,000) shares of Preferred Stock, of the par value of $.01 per share.

          The Preferred Stock may be divided into and issued in series. If the shares of any such class are to be issued in series, then each series shall be so designated as to distinguish the shares thereof from the shares of all other series and classes. Any or all of the series of any such class and variations and the relative rights and preferences as between different series can be fixed and be determined by the Board of Directors. The authority of the Board of Directors with respect to each series shall include, without limitation thereto, the determination of any or all of the following and the shares of each series may vary from shares of any other series in the following respects:

          The Board of Directors of this corporation is hereby authorized to issue the Preferred Stock at any time or from time to time, in one or more series and for such consideration as may be fixed from time to time by the then Board of Directors, but not less than the par value thereof. The number of shares to comprise each such series, which number may be increased (except where otherwise provided by the Board of Directors in creating such series) or decreased (but not below the number of shares thereof then outstanding) shall be determined from time to time by the Board of Directors. The Board of Directors is hereby expressly authorized, before issuance of any shares of a particular series, to determine any and all designations, preferences and relative, participating, optional or other special rights, or qualifications, restrictions or limitations thereof, pertaining to such series including but not limited to:

               (1) Voting rights, if any, including, without limitation, the authority to confer multiple votes per share, voting rights as to specified matters or issues such as mergers, consolidations or sales of assets, or voting rights to be exercised either together with holders of Common Stock as a single class, or independently as a separate class;

               (2) Rights if any, permitting the conversion or exchange of any such shares, at the option of the holder, into any other class or series of shares of this corporation and the price or prices or the rates of exchange and any adjustment thereto at which such shares will be convertible or exchangeable;

               (3) The rate of dividends, if any, payable on shares of such series, the conditions and the dates upon which such dividends shall be payable and whether such dividends shall be cumulative or non-cumulative;

               (4) The amount payable on shares of such series in the event of any liquidation, dissolution or distribution of the assets of or winding up of the affairs of this corporation;

               (5) Redemption, repurchase, retirement and sinking fund rights, preferences and limitations, if any, the amount payable on shares of such series in the event of such redemption, repurchase or retirement, the terms and conditions of any sinking fund, the manner of creating such fund or funds and whether any of the foregoing shall be payable in preference to, or in relation to, the dividends payable on any other class or classes of stock, or cumulative or non-cumulative; and

               (6) Any other preference and relative, participating, optional or other special rights and qualifications, limitations or restrictions of shares of such series not fixed and determined herein, to the extent permitted to do so by law.

               All shares of Preferred Stock shall be of equal rank and shall be identical except with respect to the particulars that may be fixed by the Board of Directors as above provided and as to the date from which dividends thereon, if any, shall be cumulative if made cumulative by the Board of Directors.

          No stockholder shall be entitled as a matter of right to purchase or subscribe for or receive additional shares of any class of stock of the corporation, whether now or hereafter authorized, including, but not limited to, treasury stock, or any notes, debentures, bonds or other securities convertible into or carrying warrants or options to purchase shares of any class now or hereafter authorized. Any such securities or additional shares of stock may be issued or disposed of by the Board of Directors to such persons and on such terms as in its discretion may be deemed advisable.

          At each election for directors every stockholder entitled to vote at such election shall have the right to cast, in person or by proxy, the number of votes represented by the shares owned by him for as many persons as there are directors to be elected and for whose election he has a right to vote. Each share of Common Stock shall be entitled to one vote. Cumulative voting, for the election of directors or otherwise, is expressly prohibited. On all matters coming before the stockholders, other than the election of directors, each share of issued and outstanding Common Stock shall be entitled to one vote.

          FIFTH. The governing board of this corporation shall be known as directors, and the number of directors may from time to time be increased or decreased in such manner as shall be provided by the by-laws of this corporation, provided that the number of directors shall not be reduced to less than three (3), except that in cases where all the shares of the corporation are owned beneficially and of record by either one or two stockholders, the number of directors may be less than three (3) but not less than the number of stockholders.

          SIXTH. The capital stock, after the amount of the subscription price or par value has been paid in, shall not be subject to assessment to pay the debts of the corporation.

          SEVENTH. The corporation is to have perpetual existence.

          EIGHTH. In furtherance and not in limitation of the powers conferred by statute, the board of directors is expressly authorized:

               Subject to the by-laws, if any, adopted by the stockholders, to make, alter or amend the by-laws of the corporation.

               To fix the amount to be reserved as working capital over and above its capital stock paid in, to authorize and cause to be executed mortgages and liens upon the real and personal property of this corporation.

               By resolution passed by a majority of the whole board, to designate one or more committees, each committee to consist of one or more of the directors of the corporation, which, to the extent provided in the resolution or in the by-laws of the corporation, shall have and may exercise the powers of the board of directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it. Such committee or committees shall have such name and names as may be stated in the by-laws of the corporation or as may be determined from time to time by resolution adopted by the board of directors.

               When and as authorized by the affirmative vote of stockholders holding stock entitling them to exercise at least a majority of the voting power given at a stockholders' meeting called for that purpose, or when authorized by the written consent of the holders of at least a majority of the voting stock issued and outstanding, the board of directors shall have power and authority at any meeting to sell, lease or exchange all of the property and assets of the corporation, including its good will and its corporate franchises, upon such terms and conditions as its board of directors deem expedient and for the best interests of the corporation.

          NINTH. Meetings of stockholders may be held outside the State of Nevada, if the by-laws so provide. The books of the corporation may be kept (subject to any provision contained in the statutes) outside the State of Nevada at such place or places as may be designated from time to time by the board of directors or in the by-laws of the corporation.

          TENTH. This corporation reserves the right to amend, alter, change or repeal any provision contained in the articles of incorporation, in the manner now or hereafter prescribed by statute, or by the articles of incorporation, and all rights conferred upon stockholders herein are granted subject to this reservation.

          ELEVENTH. A director or officer of the corporation shall not be personally liable to the corporation or its stockholders for damages for breach of fiduciary duty as a director or officer, expect for liability (i) for acts or omissions which involve intentional misconduct, fraud or a knowing violation of law, or (ii) under NRS 78.300. If the Nevada General Corporation Law is amended after approval by the stockholders of this article to authorize corporate action further eliminating or limiting the personal liability of directors or officers, then the liability of a director or officer of the corporation shall be eliminated or limited to the fullest extent permitted by the Nevada General Corporation Law, as so amended.

          Any repeal or modification of the foregoing paragraph by the stockholders of the corporation shall not adversely affect any right or protection of a director of the corporation existing at the time of such repeal or modification.

     SIXTH: The Board of Directors at a meeting duly called and held on March 22, 1999 adopted the foregoing resolutions by unanimous vote. Holders of the majority of the outstanding shares of Common Stock of the corporation approved and adopted the above resolutions setting forth the amendments to and restatement of the Article of Incorporation by written consent dated

April 8, 1999. Accordingly the amendments were adopted in accordance with the provisions of Sections 78.390 and 78.403 of the Nevada General Corporation Law.

     IN WITNESS WHEREOF, New Generation Foods, Inc. has caused its corporate seal to be hereunto affixed and the Amendment and Restatement of the Articles of Incorporation to be signed by its President and Assistant Secretary on this ____ day of May, 1999.




------------------------------                    ------------------------------
Jerome S. Flum, President                         Lawrence Fensterstock,
                                                  Assistant Secretary

                                                                      APPENDIX B
                                                                      ----------


                           NEW GENERATION FOODS, INC.
                           D/B/A CreditRiskMonitor.com

                          1998 LONG-TERM INCENTIVE PLAN

     1. Purposes of the Plan. The purposes of this 1998 Long-Term Incentive Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Consultants and Non-Employee Directors of the Company and its Subsidiaries, to promote the success of the Company's business and to align the interests of the Company's stockholders and the recipients of awards under this Plan. Any one or a combination of the following awards (collectively "Awards" and individually an "Award") may be made under this Plan: (i) Options to purchase shares of Common Stock in the form of Incentive Stock Options or Non-Qualified Stock Options,
(ii) SARs in the form of Tandem SARs or Free-Standing SARs, (iii) Stock Awards in the form of Restricted Stock or Bonus Stock, and (iv) Performance Shares.

     2. Definitions. As used herein, the following definitions shall apply:

          "Administrator" means the Board or any of its Committees appointed pursuant to Section 4.

          "Affiliate" of any Person shall be any other Person which controls, is controlled by, or is under common control with, such Person. As used herein, "control" shall be the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise.

          "Agreement" shall have the meaning provided in Section 9.3 hereof.

          "Award" shall have the meaning provided in Section 1 hereof.

          "Board" means the Board of Directors of the Company.

          "Bonus Stock" shall mean shares of Common Stock which are not subject to a Restriction Period or Performance Measures.

          "Bonus Stock Award" shall mean an award of Bonus Stock under this Plan.

          "Code" means the Internal Revenue Code of 1986, as amended.

          "Change in Control" shall have the meaning provided in Section 9.8 hereof.

          "Committee" means the Committee appointed by the Board of Directors in accordance with Section 4 of the Plan.

          "Common Stock" means the Common Stock, par value $.01, of the Company.

          "Company means New Generation Foods, Inc., d/b/a CreditRiskMonitor. com, a Nevada corporation.

          "Consultant" means any person, including an advisor, who is engaged by the Company or any Parent or Subsidiary to render services and is compensated for such services, and any director of the Company whether compensated for such services or not, provided that if and in the event the Company registers any class of any equity security pursuant to the Exchange Act, the term Consultant shall thereafter not include directors who are not compensated for their services or are paid only a director's fee by the Company.

          "Continuous Status as an Employee" means the absence of any interruption or termination of the employment relationship by the Company or any Parent or Subsidiary. Continuous Status as an Employee shall not be considered interrupted in the case of: (i) sick leave;
          (ii) military leave; (iii) any other leave of absence approved by the Board, provided that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or
          (iv) in the case of transfers between locations of the Company or between the Company, its Subsidiaries or its successor.

          "Employee" means any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of fees by the Company for a director's services as director shall not be sufficient to constitute "employment" by the Company.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          "Fair Market Value" means, as of any date, the value of Common Stock determined as follows.

          (i) If the Common Stock is listed on any established stock exchange or a national market system including without limitation the NASDAQ ("Nasdaq") National Market System, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported, as quoted on such system or exchange, or the exchange with the greatest volume of trading in Common Stock, for the last market trading day prior to the time of determination) as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

           (ii) If the Common Stock is quoted on the Nasdaq National Market System or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock or;

          (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

          "Free-Standing SAR" shall mean an SAR which is not issued in tandem with, or by reference to, an Option, which entitles the holder thereof to receive, upon exercise, shares of Common Stock (which may be Restricted Stock), cash or a combination thereof with an aggregate value equal to the excess of the Fair Market Value of one share of Common Stock on the date of exercise over the base price of such SAR, multiplied by the number of shares of Common Stock with respect to which such SARs are exercised.

          "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

          "Non-Employee Director" shall mean any director of the Company who is not an Employee of the Company.

          "Non-Qualified Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

          "Option" means a stock option granted pursuant to the Plan.

          "Optioned Stock" means the Common Stock subject to an Option.

          "Optionee" means an Employee or Consultant who receives an Option.

          "Parent" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

          "Participant" means a person to whom an Award is granted under the Plan.

          "Performance Measures" shall mean the criteria and objectives, established by the Committee, which shall be satisfied or met (i) as a condition to the exercisability of all or a portion of an Option or SAR, or (ii) as a condition to the grant of a Restricted Stock Award, or (iii) during the applicable Restriction Period or Performance Period as a condition to the holder's receipt, in the case of a Restricted Stock Award, of the shares of Common Stock subject to such award. Such criteria and objectives may include criteria selected by the Committee including, but not limited to, one or more of the following: the attainment by a share of Common Stock of a specified Fair Market Value for a specified period of time, earnings per share, return on capital employed, return to stockholders (including dividends), return on equity, earnings of the Company, revenues, profit margins, market share, cash flow or cost reduction goals, or any combination of the foregoing. If the Committee desires that compensation payable pursuant to any award subject to Performance Measures be "qualified performance-based compensation" within the meaning of Section 162(m) of the Code, the Performance Measures shall be established by the Committee no later than the end of the first quarter of the Performance Period (or such other time designated by the Internal Revenue Service).

          "Performance Period" shall mean a period designated by the Committee during which the Performance Measures applicable to a Performance Share Award shall be measured.

          "Performance Share" shall mean a right, contingent upon the attainment of specified Performance Measures within a specified Performance Period, to receive one share of Common Stock, which may be Restricted Stock, or in lieu thereof, the Fair Market Value of such Performance Share in cash.

          "Performance Share Award" shall mean an award of Performance Shares under the Plan.

          "Permanent and Total  Disability"  shall have the meaning set forth in
          Section 22(e)(3) of the Code or any successor thereto.

          "Plan" means this 1998 Long-Term Incentive Plan.

          "Restricted Stock" shall mean shares of Common Stock which are subject to a Restriction Period.

          "Restricted Stock Award" shall mean an award of Restricted Stock under this Plan.

          "Restriction Period" shall mean a period designated by the Committee during which the Common Stock subject to a Restricted Stock Award may not be sold, transferred, assigned, pledged, hypothecated or otherwise encumbered or disposed of, except as provided in this Plan or the Agreement relating to such award.

          "SAR"  shall  mean  a  stock   appreciation   right  which  may  be  a
          FreeStanding SAR or a Tandem SAR.

          "Securities Act" means the Securities Act of 1933, as amended.

          "Share" means a share of the Common Stock, as adjusted in accordance with Section 9.7 of the Plan.

          "Stock Award" shall mean a Restricted Stock Award or a Bonus Stock Award.

          "Subsidiary"  means  a  "subsidiary   corporation",   whether  now  or
          hereafter existing, as defined in Section 424(f) of the Code.

          "Tandem SAR" shall mean an SAR which is granted in tandem with, or by reference to, an option (including a Non-Qualified Stock Option granted prior to the date of grant of the SAR), which entitles the holder thereof to receive, upon exercise of such SAR and surrender for cancellation of all or a portion of such option, shares of Common Stock (which may be Restricted Stock), cash or a combination thereof with an aggregate value equal to the excess of the Fair Market Value of one share of Common Stock on the date of exercise over the base price of such SAR, multiplied by the number of shares of Common Stock subject to such option, or portion thereof, which is surrendered.

          "Tax Date" shall have the meaning set forth in Section 9.5.

          "Ten  Percent  Holder"  shall  have the  meaning  set forth in Section
          6.1.1.

     3. Stock Subject to the Plan. Subject to the provisions of Section of the Plan, the maximum aggregate number of shares which may be awarded under the Plan is 1,500,000 shares of Common Stock. The shares may be authorized, but unissued, or reacquired Common Stock, including without limitation any shares of Common Stock which are subject to an Option, an SAR, a Performance Share Award or a Restricted Stock Award, and which were not issued prior to the expiration, termination or cancellation of the Option, SAR or Performance Share Award or which were forfeited upon the forfeiture of a Restricted Stock Award.

     4. Administration of the Plan. The Plan shall be administered by (i) the Board if the Board may administer the Plan in compliance with paragraph (d) of Rule 16b-3 promulgated under the Exchange Act ("Rule 16b-3") or any successor thereto, or (ii) a Committee designated by the Board to administer the Plan, which Committee shall be constituted in such a manner as to permit the Plan to comply with paragraph (d) of Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by paragraph (d) of Rule 16b-3.

          4.1 Powers of the Administrator. Subject to the provisions of the Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

               (i) to determine the Fair Market Value of the Common Stock;

               (ii) to select the Employees, Consultants and Non-Employee Directors to whom Awards from time to time may be granted hereunder;

               (iii) to determine  whether and to what extent Awards are granted
          hereunder,   including   vesting   arrangements   (including   without
          limitation, in respect of a Change of Control);

               (iv) to determine the number of shares of Common Stock to be covered by each such Award granted hereunder;

               (v) to approve the Agreement for use under the Plan;

               (vi) upon a Change in Control, to determine whether to accelerate the vesting of any Awards granted hereunder;

               (vii) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder; and

               (viii) to reduce the exercise price of any Option or base price of an SAR to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option or such SAR shall have declined since the date the Option was or SAR granted.

          4.2 Non-Employee Directors. In granting any Awards to Non-Employee Directors, the Administrator shall be required to comply with the applicable procedures, if any, set forth in Rule 16b-3 under the Exchange Act.

          4.3 Effect of Administrator's Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding.

     5. Eligibility. All Employees, Consultants and Non-Employee Directors shall be eligible to participate in this Plan. All Participants shall be selected by the Committee.

     6. Stock Options and Stock Appreciation Rights.

          6.1 Stock Options. The Committee may, in its discretion, grant Options to purchase shares of Common Stock to such eligible persons as may be selected by the Committee. Each Option, or portion thereof, that is not an Incentive Stock Option, shall be a Non-Qualified Stock Option. Each Option shall be granted within ten years of the effective date of this Plan. To the extent that the aggregate Fair Market Value (determined as of the date of grant) of shares of Common Stock with respect to which Options designated as Incentive Stock Options are exercisable for the first time by a participant during any calendar year (under this Plan or any other plan of the Company, or any Parent or Subsidiary) exceeds the amount (currently

     $100,000)   set  forth  in  the  Code,   such  Options   shall   constitute
     Non-Qualified Stock Options. The terms of each Option granted by the Committee shall be embodied in an Agreement.

          Options shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

               6.1.1 Number of Shares and Purchase Price. The number of shares of Common Stock subject to an Option and the purchase price per share of Common Stock purchasable upon exercise of the Option shall be determined by the Committee; provided, however, that the purchase price per share of Common Stock purchasable upon exercise of an Incentive Stock Option shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such Option; provided further, that if an Incentive Stock Option shall be granted to any person who, at the time such Option is granted, owns capital stock possessing more than ten percent of the total combined voting power of all classes of capital stock of the Company (or of any Parent or Subsidiary) (a "Ten Percent Holder"), the purchase price per share of Common Stock shall be the price (currently 110% of Fair Market Value) required by the Code in order to constitute an Incentive Stock Option.

               6.1.2 Option Period and Exercisability. The period during which an Option may be exercised shall be determined by the Committee; provided, however, that no Incentive Stock Option shall be exercised later than ten years after its date of grant; provided further, that if an Incentive Stock Option shall be granted to a Ten Percent Holder, such Option shall not be exercised later than five years after its date of grant. The Committee may, in its discretion, establish Performance Measures which shall be satisfied or met as a condition to the grant of an Option or to the exercisability of all or a portion of an Option. The Committee shall determine whether an Option shall become exercisable in cumulative or non-cumulative installments and in part or in full at any time. An exercisable Option, or portion thereof, may be exercised only with respect to whole shares of Common Stock.

               6.1.3 Method of Exercise. An Option may be exercised (i) by giving written notice to the Company specifying the number of whole shares of Common Stock to be purchased and accompanied by payment therefor in full (or arrangement made for such payment to the Company's satisfaction) either (A) in cash, (B) in shares of Common Stock having a Fair Market Value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, (C) by authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered upon exercise of the Option having a Fair Market Value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, (D) in cash by a broker-dealer acceptable to the Company to whom the Optionee has submitted an irrevocable notice of exercise or (E) a combination of (A), (B) and (C), in each case to the extent set forth in the Agreement relating to the Option, (ii) if applicable, by surrendering to the Company any Tandem SARs which are cancelled by reason of the exercise of the Option and (iii) by executing such documents as the Company may reasonably request. The Committee shall have sole discretion to disapprove of an election pursuant to any of clauses (B)-(E) and in the case of an


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



          Optionee who is subject to Section 16 of the Exchange Act, the Company may require that the method of making such payment be in compliance with Section 16 and the rules and regulations thereunder. Any fraction of a share of Common Stock which would be required to pay such purchase price shall be disregarded and the remaining amount due shall be paid in cash by the holder. No certificate representing Common Stock shall be delivered until the full purchase price therefor has been paid.

               6.1.4 Non-Employee Directors. Any Options granted to Non-Employee Directors shall be Non-Qualified Options.

          6.2 Stock Appreciation Rights. The Committee may, in its direction, grant SARs to such eligible persons as may be selected by the Committee. The Agreement relating to an SAR shall specify whether the SAR is a Tandem SAR or a Free-Standing SAR.

          SARs shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

               6.2.1 Number of SARs and Base Price. The number of SARs subject to an award shall be determined by the Committee. Any Tandem SAR related to an Incentive Stock Option shall be granted at the same time that such Incentive Stock Option is granted and the base price thereof shall be the purchase price per share of Common Stock of the related Option. The base price of a Free-Standing SAR or an SAR granted in tandem with, or by reference to, a Non-Qualified Stock Option shall be determined by the Committee; provided, however, that such base price shall not be less than 100% of the Fair Market Value of one share of Common Stock on the date of grant of such SAR.

               6.2.2 Exercise Period and Exercisability. The Agreement relating to an award of SARs shall specify whether such award may be settled in shares of Common Stock (including shares of Restricted Stock) or cash or a combination thereof. The period for the exercise of an SAR shall be determined by the Committee; provided, however, that no Tandem SAR shall be exercised later than the expiration, cancellation, forfeiture or other termination of the related Option. The Committee may, in its discretion, establish Performance Measures which shall be satisfied or met as a condition to the exercisability of an SAR. The Committee shall determine whether an SAR may be exercised in cumulative or non-cumulative installments and in part or in full at any time. An exercisable SAR, or portion thereof, may be exercised, in the case of a Tandem SAR, only with respect to whole shares of Common Stock and, in the case of a Free-Standing SAR, only with respect to a whole number of SARs. If an SAR is exercised for shares of Restricted Stock, a certificate or certificates representing such Restricted Stock shall be issued in accordance with Section 7.2.3 and the holder of such Restricted Stock shall have such rights of a stockholder of the Company as determined pursuant to Section 7.2.4. Prior to the exercise of an SAR for shares of Common Stock, including Restricted Stock, the holder of such SAR shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to such SAR.

               6.2.3 Method of Exercise. A Tandem SAR may be exercised (i) by giving written notice to the Company specifying the number of whole SARs which are being exercised, (ii) by surrendering to the Company any Options which are cancelled by reason of the exercise of the Tandem SAR and (iii) by executing such documents as the Company may reasonably request. A Free-Standing SAR may be exercised (i) by giving written notice to the Company specifying the whole number of SARs which are being exercised and (ii) by executing such documents as the Company may reasonably request.

          6.3 Termination of Employment.

               6.3.1 Disability. Subject to Section 6.3.6 and Section 9.8 and unless otherwise specified in the Agreement relating to an Option or SAR, as the case may be, if the employment with the Company of the holder of an Option or SAR terminates by reason of Permanent and Total Disability, each Option and SAR held by such holder shall be exercisable only to the extent that such Option or SAR is exercisable on the effective date of such holder's termination of employment and may thereafter be exercised by such holder (or such holder's legal representative or similar person) until the earlier to occur of (i) the date set forth in the Agreement relating to such Option or SAR after the effective date of such holder's termination of employment and (ii) the expiration date of the term of such Option or SAR.

               6.3.2 Retirement. Subject to Section 6.3.6 and Section 9.8 and unless otherwise specified in the Agreement relating to an Option or SAR, as the case may be, if the employment with the Company of the holder of an Option or SAR terminates by reason of retirement on or after age 55, each Option and SAR held by such holder shall be exercisable only to the extent that such Option or SAR is exercisable on the effective date of such holder's termination of employment and may thereafter be exercised by such holder (or such holder's legal representative or similar person) until the earlier to occur of (i) the date set forth in the Agreement relating to such Option or SAR after the effective date of such holder's termination of employment and (ii) the expiration date of the term of such Option or SAR.

               6.3.3 Death. Subject to Section 6.3.6 and Section 9.8 and unless otherwise specified in the Agreement relating to an Option or SAR, as the case may be, if the employment with the Company of the holder of an Option or SAR terminates by reason of death, each Option and SAR held by such holder shall be exercisable only to the extent that such Option or SAR is exercisable on the date of death and may thereafter be exercised by such holder's executor, administrator, legal representative, beneficiary or similar person, as the case may be, until the earlier to occur of (i) the date set forth in the Agreement relating to such Option or SAR after the date of death and (ii) the expiration date of the term of such Option or SAR.

               6.3.4 Other Termination. Subject to Section 6.3.6 and Section 9.8 and unless otherwise specified in the Agreement relating to an Option or SAR, as the case may be, if the employment with the Company of the holder of an Option or SAR is terminated by the Company for Cause or is voluntarily terminated by such holder, each Option and SAR held by such holder shall terminate automatically on the effective date of such holder's termination of employment. "Cause" shall mean the conviction of a felony or misdemeanor, failure to abide by reasonable requests of the Company's Chief Executive Officer, the failure to perform duties as determined by the Company's Chief Executive Officer, any act of dishonesty or violation of any statutory or common law duty of loyalty to the Company.

               Subject to Section 6.3.6 and Section 9.8 and unless otherwise specified in the Agreement relating to an Option or SAR, as the case may be, if the employment with the Company of the holder of an Option or SAR terminates for any reason other than Permanent and Total Disability, retirement on or after age 55, death, Cause or voluntary termination, each Option and SAR held by such holder shall be exercisable only to the extent that such Option or SAR is exercisable on the effective date of such holder's termination of employment and may thereafter be exercised by such holder (or such holder's legal representative or similar person) until the earlier to occur of (i) the date set forth in the Agreement relating to such Option or SAR after the effective date of such holder's termination of employment and (ii) the expiration date of the term of such Option or SAR.

                  6.3.5 Death  Following  Termination of Employment.  Subject to
         Section 6.3.6 below and Section 9.8 and unless otherwise specified in the Agreement relating to an Option or SAR, as the case may be, if the holder of an Option or SAR dies during the period of exercisability of such Option or SAR following termination of employment for any reason other than Cause or voluntary termination, each Option and SAR held by such holder shall be exercisable only to the extent that such Option or SAR, as the case may be, is exercisable on the date of such holder's death and may thereafter be exercised by the holder's executor, administrator, legal representative, beneficiary or similar person, as the case may be, until the earlier to occur of (i) the date set forth in the Agreement relating to such Option or SAR after the date of death and (ii) the expiration date of the term of such Option or SAR.

               6.3.6 Termination of Employment - Incentive Stock Options. Subject to Section 9.8, if the employment with the Company of a holder of an Incentive Stock Option terminates by reason of Permanent and Total Disability, each Incentive Stock Option (including any related Tandem SAR) held by such holder shall be exercisable only to the extent that such Option or SAR is exercisable on the effective date of such holder's termination of employment and may thereafter be exercised by such holder (or such holder's legal representative or similar person) until the earlier to occur of (i) the date which is one year (or such shorter period as set forth in the Agreement relating to such Option or SAR) after the effective date of such holder's termination of employment and (ii) the expiration date of the term of such Incentive Stock Option.

               Subject to Section 9.8, if the employment with the Company of a holder of an Incentive Stock Option terminates by reason of retirement on or after age 55, each Incentive Stock Option (including any related Tandem SAR) held by such holder shall be exercisable only to the extent that such Option or SAR is exercisable on the effective date of such holder's termination of employment and may thereafter be exercised by such holder (or holder's legal representative or similar person) until the earlier to occur of (i) the date which is three months (or such shorter period as set forth in the Agreement relating to such Option or SAR) after the effective date of such holder's termination of employment and (ii) the expiration date of the term of the Incentive Stock Option.

               Subject to Section 9.8, if the employment with the Company of the holder of an Incentive Stock Option terminates by reason of death, each Incentive Stock Option (including any related Tandem SAR) held by such holder shall be exercisable (only to the extent that such Option or SAR is exercisable on the date of death, and may thereafter be exercised by such holder's executor, administrator, legal representative, beneficiary or similar person, as the case may be, until the earlier to occur of (i) the date which is three months (or such shorter period set forth in the Agreement relating to such Option or SAR) after the date of death and (ii) the expiration date of the term of such Incentive Stock Option.

               If the employment with the Company of the holder of an Incentive Stock Option is terminated by the Company for Cause or is voluntarily terminated by such holder, each Incentive Stock Option (including any related Tandem SAR) held by such holder shall terminate automatically on the effective date of such holder's termination of employment. If the employment with the Company of a holder of an Incentive Stock Option terminates for any reason other than Permanent and Total Disability, retirement on or after age 55, death, Cause or voluntary termination, each Incentive Stock Option (including any related Tandem
          SAR) held by such holder shall be exercisable only to the extent such Option is exercisable on the effective date of such holder's termination of employment and may thereafter be exercised by such holder (or such holder's legal representative or similar person) until the earlier to occur of (i) the date which is three months (or such shorter period as set forth in the Agreement relating to such Option or SAR) after the effective date of such holder's termination of employment and (ii) the expiration date of the term of the Incentive Stock Option.

               If the holder of an Incentive Stock Option dies during the one-year period (or such shorter period as set forth in the Agreement relating to such Option or SAR) following termination of employment by reason of Permanent and Total Disability or if the holder of an Incentive Stock Option dies during the three-month period (or such shorter period as set forth in the Agreement relating to such Option or SAR) following termination of employment for any reason other than Permanent and Total Disability, Cause or voluntary termination, each Incentive Stock Option (including any related Tandem SAR) held by such holder shall be exercisable only to the extent such Option is exercisable on the date of the holder's death and may thereafter be exercised by the holder's executor, administrator, legal representative, beneficiary or similar person until the earlier to occur of (i) the date which is one year (or such shorter period as set forth in the Agreement relating to such Option or SAR) after the date of death and (ii) the expiration date of the term of such Incentive Stock Option.

     7. Stock Awards.

          7.1 The Committee may, in its discretion, grant Stock Awards to such eligible persons as may be selected by the Committee. Grants of Restricted Stock Awards may be conditioned upon the attainment of Performance Measures. The Agreement relating to a Stock Award shall specify whether the Stock Award is a Restricted Stock Award or Bonus Stock Award.

          7.2 Stock Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

               7.2.1 Number of Shares and Other  Terms.  The number of shares of
          Common Stock subject to a Restricted Stock Award or Bonus Stock Award and the Performance Measures (if any) and Restriction Period applicable to a Restricted Stock Award shall be determined by the Committee.

               7.2.2 Vesting and Forfeiture. The Agreement relating to a Restricted Stock Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of the shares of Common Stock subject to such award (i) if specified Performance Measures are satisfied or met during the specified Restriction Period or (ii) if the holder of such award maintains Continuous Status as an Employee during the specified Restricted Period and for the forfeiture of the shares of Common Stock subject to such award (x) if specified Performance Measures are not satisfied or met during the specified Restriction Period or (y) if the holder of such award does not maintain Continuous Status as an Employee during the specified Restriction Period. Bonus Stock Awards shall not be subject to any Performance Measures or Restriction Periods.

               7.2.3 Share Certificates. During the Restriction Period, a certificate or certificates representing a Restricted Stock Award shall be registered in the holder's name and may bear a legend, in addition to any legend which may be required pursuant to Section 9.6, indicating that the ownership of the shares of Common Stock represented by such certificate is subject to the restrictions, terms and conditions of this Plan and the Agreement relating to the Restricted Stock Award. All such certificates shall be deposited with the Company, together with stock powers or other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate, which would permit transfer to the Company of all or a portion of the shares of Common Stock subject to the Restricted Stock Award in the event such award is forfeited in whole or in part. Upon termination of any applicable Restriction Period (and the satisfaction or attainment of applicable Performance Measures), or upon the grant of a Bonus Stock Award, in each case subject to the Company's right to require payment of any taxes in accordance with Section 9.5, a certificate or certificates evidencing ownership of the requisite number of shares of Common Stock shall be delivered to the holder of such award.

               7.2.4 Rights With Respect to Restricted Stock Awards. Unless otherwise set forth in the Agreement relating to a Restricted Stock Award, and subject to the terms and conditions of a Restricted Stock Award, the holder of such award shall have all rights as a stockholder of the Company, including, but not limited to, voting rights, the right to receive dividends and the right to participate in any capital adjustment applicable to all holders Common Stock; provided, however, that a distribution with respect to shares of Common Stock, other than a distribution in cash, shall be deposited with the Company and shall be subject to the same restrictions as the shares of Common Stock with respect to which such distribution was made.

               7.2.5 Awards to Certain Executive Officers. Notwithstanding any other provision of this Section 7, and only to the extent necessary to ensure the deductibility of the award to the Company, and provided the Company's Common Stock is registered under Section 12 of the Exchange Act, the Fair Market Value of the number of shares of Common Stock subject to a Restricted Stock Award granted to a "covered employee" within the meaning of Section 162(m) of the Code shall not exceed the maximum amount permissible under Section 162(m) (i) at the time of grant in the case of an award granted upon the attainment of Performance Measures and (ii) the earlier of (x) the date on which restrictions lapse in the case of a Restricted Stock Award with restrictions which lapse upon the attainment of Performance Measures, and (y) the date the holder makes an election under Section 83(b) of the Code.

          7.3 Termination of Employment. Subject to Section 9.8, all of the terms relating to a Restricted Stock Award, or any cancellation or forfeiture of such Restricted Stock Award upon a termination of employment with the Company of the holder of such Restricted Stock Award, whether by reason of Disability, retirement, death or other termination, shall be set forth in the Agreement relating to such Restricted Stock Award.

     8. Performance Share Awards.

          8.1 Performance Share Awards. The Committee may in its discretion grant Performance Share Awards to such eligible persons as may be selected by the Committee.

          8.2 Terms of Performance Share Awards. Performance Share Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

               8.2.1 Number of Performance Shares and Performance Measures. The number of Performance Shares subject to any award and the Performance Period applicable to such award shall be determined by the Committee.

               8.2.2 Vesting and Forfeiture. The Agreement relating to a Performance Share Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of such award, if specified Performance Measures are satisfied or met during the specified Performance Period, and for the forfeiture of such award, if specified Performance Measures are not satisfied or met during the specified Performance Period.

               8.2.3 Settlement of Vested Performance Share Awards. The Agreement relating to a Performance Share Award (i) shall specify whether such award may be settled in shares of Common Stock (including shares of Restricted Stock) or cash or a combination thereof and (ii) may specify whether the holder thereof shall be entitled to receive, on a current or deferred basis, dividend equivalents, and, if determined by the Committee, interest on any deferred dividend equivalents, with respect to the number of shares of Common Stock subject to such award. If a Performance Share Award is settled in shares of Restricted Stock, a certificate or certificates representing such Restricted Stock shall be issued in accordance with Section 7.2.3 and the holder of such Restricted Stock shall have such rights of a stockholder of the Company as determined pursuant to Section 7.2.4. Prior to the settlement of a Performance Share Award in shares of

          Common Stock, including Restricted Stock, the holder of such award shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to such award.

               8.2.4 Awards to Certain Executive Officers. Notwithstanding any other provision of this Section 8, and only to the extent necessary to ensure deductibility of any payment under an award made by the Company, and provided that the Company's Common Stock is registered under Section 12 of the Exchange Act, the maximum amount payable upon the attainment of the Performance Measures applicable to an award granted to any employee who is a "covered employee" within the meaning of Section 162(m) of the Code at the time of such payment shall be as set forth in Section 162(m) of the Code.

     9. General.

          9.1 Effective Date and Term of Plan. This Plan shall be submitted to the stockholders of the Company for approval and shall become effective on approval thereof. This Plan shall terminate ten (10) years after its effective date unless terminated earlier by the Board. Termination of this Plan shall not affect the terms or conditions of any award granted prior to termination.

          Awards hereunder may be made at any time on or after the date of adoption of this Plan by the Board, subject to approval by the stockholders of the Company as provided above, and prior to the termination, of this Plan, provided that no award may be made later than ten (10) years after the effective date of this Plan. In the event that this Plan is not approved by the stockholders of the Company, this Plan and any awards hereunder shall be void and of no force or effect.

          9.2 Amendments. The Board may amend this Plan as it shall deem advisable, subject to any requirement of stockholder approval required by applicable law, rule or regulation including Rule 16b-3 under the Exchange Act and Section 162(m) of the Code; provided, however, that no amendment shall be made without stockholder approval if such amendment would (a) increase the maximum number of shares of Common Stock available for issuance under this Plan (subject to Section 9.7), (b) effect any change inconsistent with Section 422 of the Code or (c) extend the term of this Plan. No amendment may impair the rights of a holder of an outstanding Award without the consent of such holder.

          9.3 Agreement. For each Award under the Plan, the Company shall furnish a Notice of Grant to the recipient thereof and shall cause the recipient to enter into an Agreement with respect thereto, unless and to the extent otherwise determined by the Administrator. The form of Notice of Grant and Agreement with respect to a Stock Option shall be in substantially the form of Exhibits "A" and "B" hereto, respectively, with such changes therein as the Administrator may determine from time to time, consistent with the terms of the Plan. The form Notice of Grant and Agreement with respect to any other Award shall be as determined from time to time by the Administrator, consistent with the terms of the Plan. No Award shall be valid until an Agreement is executed by the Company and the recipient of such Award and, upon execution by each party and delivery of the Agreement to the Company, such Award shall be effective as of the effective date set forth in the Agreement.

          9.4 Non-Transferability of Stock Options, SARs and Performance Shares. No Option, SAR or Performance Share shall be transferable other than (i) by will, the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company or (ii) as otherwise permitted under Rule 16b-3 under the Exchange Act as set forth in the Agreement relating to such award. Each Option, SAR or Performance Share may be exercised or settled during the participant's lifetime only by the holder or the holder's guardian, legal representative or similar person, or any such transferee as permitted under Rule 16b-3 as aforesaid. Except as permitted by the second preceding sentence, no Option, SAR or Performance Share may be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any Option, SAR or Performance Share, such award and all rights thereunder shall immediately become null and void.

          9.5 Tax Withholding. The Company shall have the right to require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash pursuant to an award made hereunder, payment by the holder of such award of any federal, state, local or other taxes which may be required to be withheld or paid in connection with such award. An Agreement may provide that (i) the Company shall withhold whole shares of Common Stock which would otherwise be delivered to a holder, having an aggregate Fair Market Value determined as of the date the obligation to withhold or pay taxes arises in connection with an award (the "Tax Date"), or withhold an amount of cash which would otherwise be payable to a holder, in the amount necessary to satisfy any such obligation or (ii) the holder may satisfy any such obligation by any of the following means: (A) a cash payment to the Company, (B) delivery to the Company of shares of Common Stock having an aggregate Fair Market Value, determined as of the Tax Date, equal to the amount necessary to satisfy any such obligation, (C) authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered having an aggregate Fair Market Value, determined as of the Tax Date, or withhold an amount of cash which would otherwise be payable to a holder, equal to the amount necessary to satisfy any such obligation, (D) in the case of the exercise of an Option, a cash payment by a broker-dealer acceptable to the Company to whom the Optionee has submitted an irrevocable notice of exercise or (E) any combination of
     (A), (B) and (C), in each case to the extent set forth in the Agreement relating to the award; provided, however, that the Committee shall have sole discretion to disapprove of an election pursuant to any of clauses
     (B)-(E) and that in the case of a holder who is subject to Section 16 of the Exchange Act, the Company may require that the method of satisfying such an obligation be in compliance with Section 16 and the rules and regulations thereunder. An Agreement may provide for shares of Common Stock to be delivered or withheld having an aggregate Fair Market Value in excess of the minimum amount required to be withheld, but not in excess of the amount determined by applying the holder's maximum marginal tax rate. Any fraction of a share of Common Stock which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the holder.

          9.6 Restrictions on Shares. Each Award shall be subject to the requirement that if at any time the Company determines that the listing, registration or qualification of the shares of Common Stock subject to such award upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the delivery of shares thereunder, such shares shall not be delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company. Each Award shall be subject to any further restriction upon the acquisition or disposition of Common Stock subject to such Award which may be set forth in the Certificate of Incorporation or By-Laws of the Company, whether adopted or effective before or after the making of such Award.

          The Company may require that certificates evidencing shares of Common Stock delivered pursuant to any Award bear a legend indicating that the sale, transfer or other disposition thereof by the holder is prohibited except in compliance with the Securities Act and the rules and regulations thereunder, and/or (ii) except in compliance with the Certificate of Incorporation or By-Laws of the Company.

          9.7 Adjustment. In the event of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a regular cash dividend, the number and class of securities available under this Plan, the number and class of securities subject to each outstanding Option and the purchase price per security, the terms of each outstanding SAR, the number and class of securities subject to each outstanding Stock Award, and the terms of each outstanding Performance Share shall be appropriately adjusted by the Committee, such adjustments to be made in the case of outstanding Options and SARs without an increase in the aggregate purchase price or base price, other than an increase resulting from rounding. The decision of the Committee regarding any such adjustment shall be final, binding and conclusive. If any such adjustment would result in a fractional security being (i) available under this Plan, such fractional security shall be disregarded, or (ii) subject to an award under this Plan, the Company shall pay the holder of such award, in connection with the first vesting, exercise or settlement of such award, in whole or in part, occurring after such adjustment, an amount in cash determined by multiplying (i) the fraction of such security (rounded to the nearest hundredth) by (ii) the excess, if any, of (A) the Fair Market Value on the vesting, exercise or settlement date over (B) the exercise or base price, if any, of such award.

          9.8 Change in Control.

               (a) Except as set forth in Section 9.8(c) below or unless provided otherwise in the Agreement, a Change in Control of the Company shall not result in (i) any outstanding Options and SARs immediately becoming exercisable in full, (ii) the lapse of any Restriction Period applicable to any outstanding Restricted Stock Award, (iii) the lapse of any Performance Period applicable to any outstanding Performance Share and (iv) the deemed satisfaction of any Performance Measures applicable to any outstanding Restricted Stock Award and to any outstanding Performance Share. Unless provided otherwise in the Agreement, in the event of a merger of the Company with or into another corporation in which the Company is not the survivor, there shall be no requirement for an Award to be substituted for or assumed, and such Award shall terminate as of the date of the merger, and the grantee shall have no claim against the Company, its officers or directors, the successor corporation or its officers or directors. Nothing contained herein shall prohibit the Board or the Committee from accelerating the vesting of any Awards upon the occurrence of a Change of

          Control. Any good faith determination by the Board as to whether a Change in Control within the meaning of this Section has occurred shall be conclusive and binding on the Participants.

               (b) "Change in Control" shall mean:

                    (1) the  acquisition by any  individual,  entity or group (a
               "Person"), including any "person" within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, of beneficial ownership within the meaning of Rule 13d-3 promulgated under the Exchange Act, of 50% or more of either (i) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided that the following acquisitions shall not constitute a Change in Control: (A) any acquisition directly from the Company (excluding any acquisition resulting from the exercise of a conversion or exchange privilege in respect of outstanding convertible or exchangeable securities), (B) any acquisition by the Company, (C) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (D) any acquisition by any corporation pursuant to a reorganization, merger or consolidation involving the Company, if, immediately after such reorganization, merger or consolidation, each of the conditions described in clauses (i), (ii) and (iii) of subsection
               (3) of this Section 9.8(b) shall be satisfied; provided, however, that in no event shall a Change in Control be deemed to have occurred with respect to a Participant if that Participant is part of a purchasing group which consummates a Change in Control transaction. A Participant shall be deemed "part of a purchasing group" for purposes of the preceding sentence if it is an equity Participant or has been identified as a potential equity Participant or has agreed to become an equity Participant in the purchasing company or group, except for (x) passive ownership of less than three (3%) percent of the shares or voting securities of the purchasing Company or companies comprising the purchasing group, or (y) such other ownership of equity participation in the purchasing company or group which is otherwise not deemed to be significant, as determined prior to the Change in Control by a majority of the disinterested Directors.

                    (2) individuals  who, as of the date hereof,  constitute the
               Board of Directors (the "Incumbent Board") cease for any reason to constitute at least two-thirds of such Board; provided that any individual who becomes a director of the Company subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was nominated and approved by the Board of Directors shall be deemed to have been a member of the Incumbent Board; and provided further, that no individual who was initially elected as a director of the Company as a result of an actual or threatened election contest, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act, or any other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board shall be deemed to have been a member of the Incumbent Board and such person shall not thereafter become a member of the Incumbent Board unless approved by two-thirds of the members of the then Incumbent Board;

                    (3) approval by the stockholders of the Company of a reorganization, merger or consolidation unless, in any such case, immediately after such reorganization, merger or consolidation,
               (i) more than 60% of the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and more than 60% of the combined voting power of the then outstanding securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals or entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such reorganization, merger or consolidation and in substantially the same proportions relative to each other as their ownership, immediately prior to such reorganization, merger or consolidation, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (ii) no Person (other than the Company, any employee benefit plan (or related trust) sponsored or maintained by the Company or the corporation resulting from such reorganization, merger or consolidation (or any corporation controlled by the Company) and any Person which beneficially owned, immediately prior to such reorganization, merger or consolidation, directly or indirectly, 50% or more of the Outstanding Company Common Stock or the Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 50% or more of the then outstanding shares of common stock of such corporation or 50% or more of the combined voting power of the then outstanding securities of such corporation entitled to vote generally in the election of directors and (iii) at least a majority of the members of the Board of Directors of the corporation resulting from such reorganization merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board of Directors providing for such reorganization merger or consolidation; or

                    (4) approval by the stockholders of the Company of (i) a plan of complete liquidation or dissolution of the Company or
               (ii) the sale or other disposition of all or substantially all of the assets of the Company other than to a corporation with respect to which, immediately after such sale or other disposition, (A) more than 60% of the then outstanding shares of common stock thereof and more than 60% of the combined voting power of the then outstanding securities thereof entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such sale or other disposition and in substantially the same proportions relative to each other as their ownership, immediately prior to such sale or other disposition, of the
               Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (B) no Person (other than the Company, an Exempt Person, any employee benefit plan (or related trust) sponsored or maintained by the Company or such corporation (or any corporation controlled by the Company) and any Person which beneficially owned, immediately prior to such sale or other disposition, directly or indirectly, 50% or more of the Outstanding Company Common Stock or the Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 50% or more of the then outstanding shares of common stock thereof or 50% or more of the combined voting power of the then outstanding securities thereof entitled to vote generally in the election of directors and (C) at least a majority of the members of the Board of Directors thereof were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition.

                    Notwithstanding  anything  in  this  Section  9.8(b)  to the contrary, an event or occurrence (or a series of events or occurrences) which would otherwise constitute a Change in Control under the foregoing shall not constitute a Change in Control for purposes of this Plan if the Board, by majority vote, determines that a Change in Control does not result therefrom; but only if Incumbent Directors constitute a majority of the directors voting in favor of such determination. Further, an event or occurrence (or a series of events or occurrences) which would not otherwise constitute a Change in Control under the foregoing shall be deemed to constitute a Change in Control for purposes of this Plan if the Board, by majority vote, determines that a Change in Control does result therefrom; but only if Incumbent Directors constitute a majority of the directors voting in favor of such determination. A determination by directors under the provisions of this paragraph shall be made solely for purposes of this Plan and shall not directly or indirectly affect any determination or analysis of whether a change in control results for any other purpose. Any determination made with respect to whether a change in control results for purposes of any other plan or agreement of the Company shall have no effect for purposes of this Plan.

                    (c)  (1)  Notwithstanding  any  contrary  provision  of this
               Section 9.8, upon the occurrence of a Change in Control at any time after the second anniversary of the date of grant of any Award hereunder and before the earlier to occur of (i) the expiration date of the Award or (ii) the sixth anniversary of such date of grant, and if in connection with such Change in Control consideration is or is to be paid to the Company or its shareholders, whether in cash, notes or other property, then, to the extent set forth in Subsection (c)(2) below, Options and SARs shall immediately become exercisable, the Restriction Period shall lapse with respect to any outstanding Restricted Stock Award, the Performance Period shall lapse with respect to any outstanding Performance Share and the Performance Measures shall be deemed satisfied with respect to any outstanding Restricted Stock Award and Performance Share (the occurrence of such condition of immediate exercisability, lapse of a Restriction Period or Performance Period or deemed satisfaction of a Performance Measure hereinafter called a "Vesting").

                    (2) An Award  shall Vest as  provided  in Section  9.8(c)(1)
               above as to a specified percentage of the outstanding Award, including in such percentage all Awards, if any, which may have Vested prior to the Change in Control, whether or not then exercised, based on (i) the "Market Value" of the Company at the time of and giving effect to the Change in Control, and (ii) the number of full years which have elapsed since the date of grant of the Award at the time of the Change in Control, as set forth in the following table, which may be modified if deemed appropriate by the Administrator:

================================================================================
No. of Years                  Market Value
                  ------------------------------------
                    At Least             But Less Than        Percentage Vesting
--------------------------------------------------------------------------------
     2             $60,000,000           $ 90,000,000                30%
--------------------------------------------------------------------------------
                   $90,000,000           $120,000,000                50%
--------------------------------------------------------------------------------
                  $120,000,000           $150,000,000                75%
--------------------------------------------------------------------------------
                  $150,000,000                                      100%
--------------------------------------------------------------------------------
 3 or more        $120,000,000           $150,000,000                20%
--------------------------------------------------------------------------------
                  $150,000,000           $180,000,000                30%
--------------------------------------------------------------------------------
                  $180,000,000           $210,000,000                40%
--------------------------------------------------------------------------------
                  $210,000,000           $240,000,000                50%
--------------------------------------------------------------------------------
                  $240,000,000           $270,000,000                60%
--------------------------------------------------------------------------------
                  $270,000,000           $300,000,000                70%
--------------------------------------------------------------------------------
                  $300,000,000           $330,000,000                80%
--------------------------------------------------------------------------------
                  $330,000,000           $360,000,000                90%
--------------------------------------------------------------------------------
                  $360,000,000                                      100%
================================================================================

                    (3) As used herein,  "Market  Value" shall be  determined by
               (i) calculating the aggregate consideration being paid in connection with the Change in Control, (ii) calculating the aggregate percentage of the Company as to which Control is being Changed, (iii) dividing (i) by (ii) to determine the consideration being paid for each percentage point of the Company, and (iv) multiplying the amount of (iii) by 100. By way of example, if 75% of the outstanding shares of voting stock of the Company is being acquired by a purchaser for $150,000,000, the Market Value would be $200,000,000 ($150,000,000 divided by 75 = $2,000,000 x 100 = $200,000,000). Any good faith determination by the Board as to the Market Value within the meaning of this Section shall be conclusive and binding on the Participants.

          9.9 No Right of Participation or Employment. No person shall have any right to participate in this Plan. Neither this Plan nor any award made hereunder shall confer upon any person any right to continued employment by the Company any Subsidiary or any affiliate of the Company or affect in any manner the right of the Company, any Subsidiary or any affiliate of the Company to terminate the employment of any person at any time without liability hereunder

          9.10 Rights as Stockholder. No person shall have any right as a stockholder of the Company with respect to any shares of Common Stock or other equity security of the Company which is subject to an Award unless and until such person becomes a stockholder of record with respect to such shares of Common Stock or equity security.

          9.11 Governing Law. This Plan, each Award and the related Agreement, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Nevada and construed in accordance therewith without giving effect to principles of conflicts of laws.

          9.12 Conditions Upon Issuance of Shares. As a condition to the exercise of an Option or the issuance of any shares of Common Stock subject to an Award, the Company may require the person exercising such Option or receiving such shares to represent and warrant at the time of any such exercise that the shares of Common Stock are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is necessary or required by any of the aforementioned relevant provisions of law.

          The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares of Common Stock hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

          9.13 Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of shares of Common Stock as shall be sufficient to satisfy the requirements of the Plan.